EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Jay E. Johnson, President & Treasurer of Trust for Credit Unions (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 7, 2013	/s/ Jay E. Johnson
Jay E. Johnson, President & Treasurer
(principal executive officer and
principal financial officer)